UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 16, 2008
Date of report (Date of earliest event reported)
ADVANCED BIOENERGY, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52421	20-2281511

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Wayzata Boulevard, Suite 250
Minneapolis, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Telephone Number: (763) 226-2701
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
     On October 17, 2007, Advanced BioEnergy, LLC (the “Company”) issued a $10 million Secured Term Loan Note dated October 17, 2007 (the “Note”) to PJC Capital LLC (“PJC”). The Note bore interest at 13% per annum compounded quarterly until July 15, 2008 and 15% per annum compounded quarterly thereafter. The Note matured on October 16, 2008. In connection with the Note, the Company also entered into a Membership Interest Pledge Agreement dated as of October 17, 2007 (the “Pledge Agreement”) in favor of PJC. Among other things, the Pledge Agreement provides PJC with a first-priority security interest in all the Company’s equity interests in ABE Fairmont, LLC (the “Pledged Collateral”).
     On October 16, 2008, the Company failed to pay the outstanding principal and accrued interest due under the Note and on October 17, 2008 the Company received a notice of an Event of Default (as defined in the Note). During the continuation of an Event of Default under the Note, PJC is entitled to the immediate right to enforce and realize upon the collateral securing the Note (i.e. the Pledged Collateral). PJC’s rights would include, among other things, the right to conduct a public or private sale of the Pledged Collateral.
     Additionally, pursuant to the Pledge Agreement, while an Event of Default is continuing under the Note, PJC is entitled to exercise all of the voting power with respect to the Pledged Collateral provided it has delivered notice to the Company indicating its intention to exercise such voting power (a “Voting Power Notice”). As of the date of filing of this Current Report on Form 8-K, PJC has not delivered a Voting Power Notice to the Company.
     The descriptions of the Note and the Pledge Agreement and PJC’s remedies thereunder do not purport to be complete and are qualified in their entirety by reference to these documents, which are filed as Exhibits 4.1 and 10.1, respectively to that certain Current Report on Form 8-K filed with the SEC on October 23, 2007 and are incorporated herein by reference.

Item 8.01	Other Items
     The information described above under “Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement” with respect to the Note and Pledge Agreement is hereby incorporated by reference.

Item 9.01	Exhibits
(d)	Exhibits
4.1	Secured Term Loan Note issued to PJC Capital LLC dated October 17, 2007 (incorporated by reference to Exhibit 4.1 of Form 8-K filed with the SEC on October 23, 2007; SEC File No. 000-52421)

10.1	Membership Interest Pledge Agreement dated as of October 17, 2007 entered into by Advanced BioEnergy, LLC in favor of PJC Capital, LLC (incorporated by reference to Exhibit 10.1 of Form 8-K filed with the SEC on October 23, 2007; SEC File No. 000-52421)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2008	ADVANCED BIOENERGY, LLC

	By	/s/ Perry Johnston

Perry Johnston
Vice President and General Counsel

EXHIBIT INDEX

No.	Description	Manner of Filing
4.1	Secured Term Loan Note issued to PJC Capital LLC dated October 17, 2007	Incorporated by reference

10.1	Membership Interest Pledge Agreement dated as of October 17, 2007 entered into by Advanced BioEnergy, LLC in favor of PJC Capital, LLC.	Incorporated by reference